SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 30, 1998


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 1998, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-8)

                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)


            Delaware                    333-47499             74-2440850
   State or Other Jurisdiction         (Commission         (I.R.S. Employer
        Of Incorporation)              File Number)       Identification No.)


      200 Vesey Street
     New York, New York                                              10285
   (Address of Principal                                          (Zip Code)
     Executive Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47499) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $982,539,000 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-8 on July 30, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 18, 1998, as supplemented by the Prospectus Supplement dated July 27, 1998 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 1998, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2, Class A-3, Class M-1, Class M-2,
Class B, Class X-1, Class X-2, Class X-3, Class X-4, Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of adjustable rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $972,585,667 as of July 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Exhibits:

              1.1 Terms Agreement, dated July 27, 1998, between Structured Asset Securities Corporation and Lehman Brothers Inc.

              4.1 Trust Agreement, dated as of July 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The Chase Manhattan Bank, as Trustee.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

              99.2 Special Servicing Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

              99.3* Servicing Agreement, dated as of December 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

              99.4 Servicing Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

              99.5* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

---------------
     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STRUCTURED ASSET SECURITIES
                                                    CORPORATION


                                             By:  /s/ Stanley Labanowski
                                                  Name:  Stanley Labanowski
                                                  Title:  Authorized Signatory


Dated:  August 14, 1998

                                 EXHIBIT INDEX


Exhibit No.                       Description                         Page No.


1.1               Terms  Agreement,  dated July 27, 1998,  between
                  Structured  Asset  Securities   Corporation  and
                  Lehman Brothers Inc.

4.1 Trust Agreement, dated as of July 1, 1998, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The Chase Manhattan Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2 Special Servicing Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

99.3* Servicing Agreement, dated as of December 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as special servicer.

99.4 Servicing Agreement, dated as of July 1, 1998, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.

99.5* Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as servicer.


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     *   Incorporated by reference to the  Depositor's  Current Report on Form
         8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).